Oppenheimer
New York Municipal Fund
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Prospectus dated January 28, 2002

                                                             Oppenheimer New York Municipal Fund is a mutual fund.
                                                             It seeks current income exempt from federal, New York
                                                             State and New York City personal income taxes by
                                                             investing in municipal securities, while attempting to
                                                             preserve capital.

                                                                      This Prospectus contains important information
                                                             about the Fund's objective, its investment policies,
                                                             strategies and risks. It also contains important
                                                             information about how to buy and sell shares of the
                                                             Fund and other account features. Please read this
                                                             Prospectus carefully before you invest and keep it for
                                                             future reference about your account.
As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved the Fund's
securities nor has it determined that this Prospectus is
accurate or complete.  It is a criminal offense to
represent otherwise.
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                                                                       (logo) OppenheimerFunds
                                                                       The Right Way to Invest

CONTENTS

                           A B O U T  T H E  F U N D

                           The Fund's Investment Objective and Strategies

                           Main Risks of Investing in the Fund

                           The Fund's Past Performance

                           Fees and Expenses of the Fund

                           About the Fund's Investments

                           How the Fund is Managed

                           A B O U T  Y O U R  A C C O U N T

                           How to Buy Shares
                           Class A Shares
                           Class B Shares
                           Class C Shares

                           Special Investor Services
                           AccountLink
                           PhoneLink
                           OppenheimerFunds Internet Website

                           How to Sell Shares
                           By Mail
                           By Telephone
                           By Checkwriting

                           How to Exchange Shares

                           Shareholder Account Rules and Policies

                           Dividends, Capital Gains and Taxes

                           Financial Highlights

A B O U T  T H E  F U N D

The Fund's Investment Objective and Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?  The Fund seeks the maximum current income exempt from federal, New York
State and New York City income taxes for individual investors consistent with preservation of capital.

WHAT DOES THE FUND MAINLY INVEST IN?  The Fund invests mainly in New York municipal securities that pay interest exempt from federal and New York personal income taxes.  These primarily include municipal bonds (which are long-term obligations), municipal notes (short-term obligations), and interests in municipal leases.  Most of the securities the Fund buys must be "investment grade" (the four highest rating categories of national rating organizations, such as Moody's Investors Service, Inc. ("Moody's").

         Under normal market conditions the Fund attempts to invest 100% of its assets in municipal securities exempt from federal personal income taxes, and as fundamental policies, the Fund invests:
     o   At least 80% of its assets in municipal securities, and
     o   At least 65% of its assets in New York municipal securities.

         The Fund does not limit its investments to securities of a particular maturity range, and may hold short-, intermediate-, and long-term securities.  However, it currently focuses on longer-term securities to seek higher yields.  The Fund also uses hedging instruments and certain derivative investments to try to enhance income or to manage investment risks.  These investments are more fully explained in "About the Fund's
Investments," below.

HOW DO THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL?  In selecting securities for the Fund, the portfolio managers look primarily throughout New York for municipal securities, using a variety of factors that may change over time and may vary in particular cases.  The portfolio managers currently look for:
     o   Securities that provide high current triple tax-free income
     o   A wide range of securities of different issuers within the state, including different agencies and municipalities to help spread risk
     o   Securities having favorable or improving credit characteristics
     o   Special situations that provide opportunities for value.

WHO IS THE FUND DESIGNED FOR?  The Fund is designed for individual investors who are seeking income exempt from federal, New York State and New York City personal income taxes.  It does not seek capital gains or growth.
Because it invests in tax-exempt securities, the Fund is not appropriate for retirement plan accounts or for investors seeking capital growth. The Fund is intended to be a long-term investment, but is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree.  The Fund's investments are subject to changes in their value from a number of factors described below.  There is also the risk that poor security selection by the Fund's investment
Manager, OppenheimerFunds, Inc., will cause the Fund to underperform other funds having a similar objective.

CREDIT RISK.  Municipal securities are subject to credit risk.  Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due.  If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares might fall. Because the Fund can invest as much as 25% of its assets in municipal securities below investment grade to seek higher income, the Fund's credit risks are greater than those of funds that buy only investment-grade bonds.  A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

INTEREST RATE RISKS.  Municipal securities are subject to changes in value when prevailing interest rates change.  When interest rates fall, the values of already-issued municipal securities generally rise. When interest rates rise, the values of already-issued municipal securities generally fall, and the securities may sell at a discount from their face amount. The magnitude of these price changes is generally greater for securities having longer maturities.  The Fund currently focuses on longer-term securities to seek higher income.
Therefore, its share prices may fluctuate more when interest rates change.

RISK OF FOCUSING INVESTMENTS IN NEW YORK MUNICIPAL SECURITIES.  While the Fund's fundamental policies do not allow it to concentrate 25% or more of its assets in a single industry, municipal securities are not considered an "industry" under that policy. The Fund is "diversified" as to 75% of its assets, which means that, as to 75%
of its assets, it cannot invest more than 5% of its assets in the securities of any one issuer.  However, the
Fund can invest a substantial percentage of its assets in the obligations of the State of New York or particular
New York municipal governments, authorities or agencies.

         On September 11, 2001, terrorist attacks destroyed the World Trade Center, resulted in substantial loss of life and damaged other buildings in the vicinity. The attack also resulted in disruption of public transportation and business and displacement of residents in the immediate vicinity of the World Trade Center. It is expected that the destruction of the World Trade Center will have a substantial impact on the City and its economy. The Statement of Additional Information contains further information concerning special investment considerations for New York municipal securities, including the effect of the events of September 11, 2001 on New
York City and New York State.

         Having a high percentage of its assets invested in the municipal securities of a single state and its municipal subdivisions could result in fluctuations in the Fund's share prices and income due to economic, regulatory or political problems in New York.

RISKS OF USING DERIVATIVE INVESTMENTS.  The Fund uses derivatives to seek increased returns or to try to hedge investment and interest rate risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.  Options, futures, "inverse floaters" and variable rate obligations are examples of derivatives the Fund uses.

         If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on its investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform.  If that happens, the Fund will get less income than expected, its hedge might be unsuccessful and its share prices could fall. Some derivatives may be illiquid, making it difficult to sell them at an acceptable price. To try to preserve capital, the Fund has limits on the amount of particular types of derivatives it can hold.  However, using derivatives can cause the
Fund to lose money on its investments and/or increase the volatility of its share prices.

HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance, and the prices of its shares.
Particular investments and investment strategies also entail risks.  These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them.
There is no assurance that the Fund will achieve its investment objective. The value of the Fund's investments and share prices will change over time due to a number of factors. They include changes in general bond market movements, the change in value of particular bonds or the income they pay because of an event affecting the issuer, or changes in interest rates that can affect bond prices overall.

         Because the Fund focuses its investments in New York municipal securities, it will be vulnerable to economic, political and market events that affect issuers of New York municipal securities. Those changes can affect the value of the Fund's investments and its prices per share.  The Fund's derivative investments have additional risks that can cause fluctuations in the Fund's share prices. In the OppenheimerFunds spectrum, the
Fund is more conservative than some types of bond funds, such as high yield bond funds, but has greater risks than funds that invest only in investment-grade bonds or that are more diversified geographically.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the
Fund's performance (for its Class A shares) from year to year for the past ten (10) calendar years and by showing how the average annual total returns of the Fund's Class A shares compare to those of a broad-based market index.
The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.  During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 7.90% (1Q'95) and the lowest return (not annualized) for a calendar quarter was -6.15% (1Q'94).

                                                                             5 Years               10 Years
Average Annual Total Returns                                           (or life of class,     (or life of class,
for the periods ended December 31, 2001                   1 Year            if less)               if less)
---------------------------------------------------- ----------------- -------------------- ------------------------
Class A Shares (inception 8/16/84)                        -0.51%              4.10%                  5.42%
---------------------------------------------------- ----------------- -------------------- ------------------------
Lehman Brothers Municipal Bond Index                      5.13%1             5.98%1                  6.63%1
---------------------------------------------------- ----------------- -------------------- ------------------------
Class B Shares (inception 3/1/93)                         -1.30%              3.99%                  4.54%
---------------------------------------------------- ----------------- -------------------- ------------------------
Class C Shares (inception 8/29/95)                        2.67%               4.32%                  4.83%
---------------------------------------------------- ----------------- -------------------- ------------------------

1.From 12/31/89.

The Fund's average annual total returns include the applicable sales charge: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the applicable contingent deferred sales charges of 5% (1-year) and
2% (5-years); for Class C, the 1% contingent deferred sales charge for the 1-year period.  Because Class B shares convert to Class A shares 72 months after purchase, Class B life-of-class performance does not include the contingent deferred sales charge and uses Class A performance for the period after conversion.  The Fund's returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.  The performance of the Fund's Class A shares is compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds.  Index performance reflects reinvestment of income, but does not reflect transaction costs. The index includes municipal securities from many states while the Fund focuses on New York municipal securities.

Fees and Expenses of the Fund

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share.  All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges.  The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund.  The numbers below are based on the Fund's expenses during its fiscal year ended September 30, 2001.

Shareholder Fees (charges paid directly from your investment):

                                                 Class A Shares          Class B Shares         Class C Shares
------------------------------------------------ ----------------------- ---------------------- -----------------------
Maximum Sales Charge (Load) on purchases (as %
of offering price)                                       4.75%                   None                    None
------------------------------------------------ ----------------------- ---------------------- -----------------------
Maximum Deferred Sales Charge (Load) (as % of            None1                                           1%3
the lower of the original offering price or                                       5%2
redemption proceeds)
------------------------------------------------ ----------------------- ---------------------- -----------------------
1.   A 1% contingent deferred sales charge may apply to redemptions of investments of $1 million or more of Class
     A shares. See "How to Buy Shares" for details.
2.       Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1%
     in the sixth year and is eliminated after that.
3.       Applies to shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
                                               Class A Shares                                   Class C Shares
                                                                       Class B Shares
---------------------------------------------- ----------------------- ------------------------ -----------------------
Management Fees
                                                       0.54%                    0.54%                   0.54%
----------------------------------------------
---------------------------------------------- ----------------------- ------------------------ -----------------------
Distribution and/or Service (12b-1) Fees
                                                       0.23%                    1.00%                   1.00%
---------------------------------------------- ----------------------- ------------------------ -----------------------
Other Expenses
                                                       0.07%                    0.07%                   0.07%
---------------------------------------------- ----------------------- ------------------------ -----------------------
Total Annual Operating Expenses
                                                       0.84%                    1.61%                   1.61%
---------------------------------------------- ----------------------- ------------------------ -----------------------
Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays. The Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% per annum, effective October 1, 2001. That undertaking may be amended or withdrawn at any time.

EXAMPLES.  The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in a class of shares of the
Fund for the time periods indicated, and reinvest your dividends and distributions.

         The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:
If shares are redeemed:                 1 Year                3 Years             5 Years            10 Years1
--------------------------------------- --------------------- ------------------- ------------------ -----------------
Class A Shares                          $557                  $730                $919               $1,463
--------------------------------------- --------------------- ------------------- ------------------ -----------------
Class B Shares                          $664                  $808                $1,076             $1,515
--------------------------------------- --------------------- ------------------- ------------------ -----------------
--------------------------------------- --------------------- ------------------- ------------------ -----------------
Class C Shares                          $264                  $508                $876               $1,911
--------------------------------------- --------------------- ------------------- ------------------ -----------------

If shares are not redeemed:             1 Year                3 Years             5 Years            10 Years1
--------------------------------------- --------------------- ------------------- ------------------ -----------------
Class A Shares                          $557                  $730                $919               $1,463
--------------------------------------- --------------------- ------------------- ------------------ -----------------
Class B Shares                          $164                  $508                $876               $1,515
--------------------------------------- --------------------- ------------------- ------------------ -----------------
--------------------------------------- --------------------- ------------------- ------------------ -----------------
Class C Shares                          $164                  $508                $876               $1,911
--------------------------------------- --------------------- ------------------- ------------------ -----------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but
Class B and Class C expenses do not include contingent deferred sales charges.
1.   Class B expense for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares after 6 years.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES.  The allocation of the Fund's portfolio among different investments will vary over time based on the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below.  The Statement of Additional
Information contains more detailed information about the Fund's investment policies and risks.

         The Manager tries to reduce risks by selecting a wide variety of municipal investments and by carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The share prices and yield of the Fund will change daily based on changes in market prices of securities, interest rates and market conditions and in response to other economic events.

Municipal Securities.  The Fund buys municipal bonds and notes, certificates of participation in municipal leases and other debt obligations. The Fund invests mainly in New York municipal securities, which are municipal securities that are not subject (in the opinion of bond counsel to the issuer at the time they are issued) to New York State personal income tax. These are debt obligations issued by the State of New
         York and its political subdivisions (such as cities, towns, and counties), and their agencies, instrumentalities and authorities.  The term "New York municipal securities" may also include debt securities of the governments of certain possessions, territories and commonwealths of the United States if the interest paid on those securities is not subject to New York personal income tax.

         The Fund can also buy other municipal securities, issued by the governments of the other states and the
         District of Columbia, as well as their political subdivisions, authorities and agencies, and securities issued by any commonwealths, territories or possessions of the
         United States, or their respective agencies, instrumentalities or authorities, if the interest paid on the security is not subject to federal personal income tax (in the opinion of bond counsel to the issuer at the time the security is issued).

         Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or public facilities. The Fund can buy both long-term and short-term municipal securities. Long-term municipal securities (which are generally referred to as "bonds") have a maturity of more than one year when issued. The Fund generally focuses on long-term securities, to seek higher income.

         The Fund can buy municipal securities that are "general obligations," secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.  The Fund can also can buy "revenue obligations" whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source.  Some revenue obligations are private activity bonds that pay interest that may be a tax preference item for investors subject to alternative minimum tax.

     o   Municipal Lease Obligations.  Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities.  The Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations.  Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality.
         They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis.  If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable.

Ratings of Municipal Securities the Fund Buys.  Most of the municipal securities the Fund buys are "investment grade" at the time of purchase. The Fund limits its investments in municipal securities that at the time of purchase are not "investment-grade" to not more than 25% of its total assets.  "Investment grade"
         securities are those rated within the four highest rating categories of Moody's, Standard & Poor's
         Rating Services or Fitch, Inc. or another nationally- recognized rating organization, or  (if unrated)
         judged by the Manager to be comparable to securities rated as investment grade. Rating definitions of rating organizations are in Appendix A to the Statement of Additional Information.  If a security is not rated, the Manager will use its judgment to assign a rating to the security comparable to that of a rating organization.

         The Manager relies to some extent on credit ratings by nationally-recognized rating organizations in evaluating the credit risk of securities selected for the Fund's portfolio.
         It also uses its own research and analysis to evaluate risks.  Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security might change over time. If the rating of a security is reduced after the Fund buys it, the Fund is not required automatically to dispose of that security.  However, the Manager will evaluate those securities to determine whether to keep them in the Fund's portfolio.

     o   Special Credit Risks of Lower-Grade Securities.  Municipal securities that are below investment grade
         (these are sometimes called "junk bonds") may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment grade have a greater risk that the issuers might not meet their debt obligations.

Floating Rate/Variable Rate Obligations.  Some municipal securities have variable or floating interest rates.
         Variable rates are adjustable at stated periodic intervals.  Floating rates are automatically adjusted according to a specified market rate, such as a percentage of the prime rate of a bank or the ninety-one
         (91) day U.S. Treasury Bill rate.

     o   Inverse Floaters Have Special Risks.  Variable rate bonds known as "inverse floaters" pay interest at rates that move in the opposite direction of yields on short-term bonds in response to market changes.
         As interest rates rise, inverse floaters produce less current income, and their market value can become volatile. Inverse floaters are a type of "derivative security."  Some have a "cap," so that if interest rates rise above the "cap," the security pays additional interest income.  If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless.  The Fund will not invest more than 20% of its total assets in inverse floaters.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE?  The Fund's Board of Trustees can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this
Prospectus.  Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares.  The Fund's investment objective is a fundamental policy.  Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information.  An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES.  To seek its objective, the Fund can also use the investment techniques and strategies described below.  The Fund might not always use all of them.  These techniques have risks although some of them are designed to help reduce overall investment or market risks.

Other Derivatives. The Fund may also invest in other derivative investments that pay interest that depends on the change in value of an underlying asset, interest rate or index.  Examples are hedging instruments, such as options, interest rate swaps, and futures based on municipal bond indices or swap indices.

     o   Hedging.  The Fund can buy and sell certain kinds of futures contracts and put and call options and can enter into interest rate swap agreements.  These are all referred to as "hedging instruments."  The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them.  The Fund does not use hedging instruments to a substantial degree and is not required to use them in seeking its goal.

         Some hedging strategies are designed to protect the portfolio against price fluctuations.  Other hedging strategies, such as buying futures and call options, would tend to increase the Fund's exposure to the securities market.

Hedging involves risks.  If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

        Options trading involves the payment of premiums and can increase portfolio turnover. Interest rate swaps are subject to credit risks and interest rate risks.  The Fund could be obligated to pay more under its swap agreements than it receives under them as a result of interest rate changes.  The Fund may not enter into swaps with respect to more than 25% of its total assets.

Puts and Stand-By Commitments.  The Fund can acquire "stand-by commitments" or "puts" with respect to municipal securities.  The Fund obtains the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a lower interest rate. The Fund will acquire stand-by commitments or puts solely to enhance portfolio liquidity.

Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security has a contractual  restriction on its resale or cannot be sold publicly until it is registered under the Securities Act of 1933.  The Fund will not invest more than 15% of its net assets in illiquid securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Temporary Defensive and Interim Investments.   In times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its total assets in temporary defensive investments.
         Generally, they would be high quality, short-term money market instruments such as U.S. government securities, highly rated commercial paper, short-term corporate debt obligations, bank deposits or repurchase agreements. The Fund can also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective.

How the Fund is Managed

THE MANAGER.  The Manager chooses the Fund's investments and handles its day-to-day business.  The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities.  The agreement sets the fees the Fund pays to the
Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

         The Manager has been an investment advisor since January 1960.  The Manager and it subsidiaries and affiliates managed assets of more than $120 billion as of December 31, 2001, including other Oppenheimer funds with more than 5 million shareholder accounts. The Manager is located at 498 Seventh Avenue, New York, New York
10018.

     Portfolio Managers. The portfolio managers of the Fund are Jerry Webman and Merrell Hora. They are the
         persons primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Webman is a Vice President of the Fund and a Senior Vice President and Director of the Fixed Income
         Department of the Manager. Prior to joining the Manager in February 1996, Mr. Webman was Vice
         President at Prudential Investment Corporation from November 1990.

         Mr. Hora is a Vice  President of the Fund and an Assistant  Vice President of the Manager since July 1999.
         He is also a portfolio manager of other Oppenheimer funds and formerly a Senior  Quantitative  Analyst for the Fixed Income Department's  Quantitative  Analysis Team from July 1998 to August 2000. Prior to joining the  Manager  in July 1998 he was a  quantitative  analyst  with a  subsidiary  of the  Cargill  Financial
         Services Group from January 1997 to September  1997 and also held numerous  positions at the University of
         Minnesota from which he obtained his Ph.D. in Economics.

Advisory Fees.  Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million,
         0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion.  The
         Fund's management fee for its last fiscal year ended September 30, 2001, was 0.54% of average annual net assets for each class of shares.

A B O U T  Y O U R  A C C O U N T

How to Buy Shares

HOW DO YOU BUY SHARES?  You can buy shares several ways as described below. The Fund's Distributor,
OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The
Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer.  You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor.  Your dealer will place your order with the Distributor on your behalf.

Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217.
         If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares.  However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.
     o   Paying by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire.  The minimum investment is $2,500.  Before sending a wire, call the Distributor's Wire Department at 1.800.525.7048 to notify the Distributor of the wire, and to receive further instructions.

     o   Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.

     o   Buying Shares Through Asset Builder Plans.  You may purchase shares of the Fund (and up to four other
         Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink.  Details are in the Asset Builder Application and the
         Statement of Additional Information.

HOW MUCH MUST YOU INVEST?  You can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

     o   With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 by telephone through AccountLink.

     o   The minimum investment requirement does not apply to reinvesting dividends from the Fund or other
         Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask
         your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD?  Shares are sold at their offering price, which is the net asset value per share plus any initial sales charge that applies.  The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

Net Asset Value.  The Fund calculates the net asset value of each class of shares as of the close of The New York
         Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a
         "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days.  All references to time in this Prospectus mean "New York time".

         The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding.  To determine net asset value, the Fund's Board of Trustees has established procedures to value the Fund's securities, in general based on market value.  The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained.

The Offering Price.  To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day.
         If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

Buying through a Dealer.  If you buy shares through your dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the
         Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

-------------------------------------------------------------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER?  The Fund offers investors three (3) different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares.  If you do not choose a class, your investment will be made in Class A shares.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A Shares.  If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million).
         The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.
-------------------------------------------------------------------------------------------------------------------
Class B Shares.  If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.  If you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge.  That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
-------------------------------------------------------------------------------------------------------------------
Class C Shares.  If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.  If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class C Shares?"
         below.
-------------------------------------------------------------------------------------------------------------------

WHICH CLASS OF SHARES SHOULD YOU CHOOSE?  Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

         The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares, and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of the current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment?  While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares.  Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest.  For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C.

     o   Investing for the Shorter Term.  While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than 6 years, you should probably consider purchasing Class A or Class C shares rather than Class B shares.
         That is because of the effect of the Class B contingent deferred sales charge if you redeem within 6 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term.  Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

         However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares.  That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

         And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.  For that reason, the
         Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

     o   Investing for the Longer Term.  If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are There Differences in Account Features That Matter to You?  Some account features may not be available to
         Class B or Class C shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.
         Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and
         Class C asset-based sales charge described below and in the Statement of Additional Information.  Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Also, checkwriting is not available on accounts subject to a contingent deferred sales charge.

How Do Share Classes Affect Payments to Your Broker?  A financial advisor may receive different compensation for selling one class of shares than for selling another class.  It is important to remember that Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.  The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS.  Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups or in other special types of transactions.  To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer
Agent when redeeming shares that the special conditions apply.

HOW CAN YOU BUY CLASS A SHARES?  Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge.  However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value.  In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information.  Out of the amount you invest, the Fund receives the net asset value to invest for your account.

         The sales charge varies depending on the amount of your purchase.  A portion of the sales charge may be retained by the Distributor or allocated to your dealer as concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

   Amount of Purchase                  Front-End Sales            Front-End Sales
                                         Charge As a                Charge As a              Concession As
                                        Percentage of            Percentage of Net           Percentage of
                                       Offering Price             Amount Invested           Offering Price
   ------------------------------ -------------------------- -------------------------- ------------------------
   Less than $50,000                        4.75%                      4.98%                     4.00%
   ------------------------------ -------------------------- -------------------------- ------------------------
   $50,000 or more but                      4.50%                      4.71%                     4.00%
   less than $100,000
   ------------------------------ -------------------------- -------------------------- ------------------------
   $100,000 or more but                     3.50%                      3.63%                     3.00%
   less than $250,000
   ------------------------------ -------------------------- -------------------------- ------------------------
   $250,000 or more but                     2.50%                      2.56%                     2.25%
   less than $500,000
   ------------------------------ -------------------------- -------------------------- ------------------------
   $500,000 or more but                     2.00%                      2.04%                     1.80%
   less than $1 million
   ------------------------------ -------------------------- -------------------------- ------------------------

CAN YOU REDUCE CLASS A SALES CHARGES?  You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges" in the
Statement of Additional Information.

Class A Contingent Deferred Sales Charge.  There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more.  The Distributor pays dealers of record concessions in an amount equal to 0.50% of purchases of $1 million or more (other than purchases by retirement plans, which the Fund does not permit).  That concession will be paid only on purchases that were not previously subject to a front-end sales charge and dealer concession.

         If you redeem any of those shares within an 18-month "holding period" measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds.  That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
         (2) the original net asset value of the redeemed shares.  However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

HOW CAN YOU BUY CLASS B SHARES?  Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

  Years Since Beginning of Month in Which                   Contingent Deferred Sales Charge on
                                                            Redemptions in That Year
  Purchase Order was Accepted                               (As % of Amount Subject to Charge)
  --------------------------------------------------------- -------------------------------------------------------
  0 - 1                                                     5.0%
  --------------------------------------------------------- -------------------------------------------------------
  1 - 2                                                     4.0%
  --------------------------------------------------------- -------------------------------------------------------
  2 - 3                                                     3.0%
  --------------------------------------------------------- -------------------------------------------------------
  3 - 4                                                     3.0%
  --------------------------------------------------------- -------------------------------------------------------
  4 - 5                                                     2.0%
  --------------------------------------------------------- -------------------------------------------------------
  5 - 6                                                     1.0%
  --------------------------------------------------------- -------------------------------------------------------
  6 and following                                           None
  --------------------------------------------------------- -------------------------------------------------------
In the table, a "year" is a 12 month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares.  Class B shares automatically convert to Class A shares 72 months after you purchase them.  This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below.
         The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed.  When any Class B shares you hold convert, a prorated portion of your Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see
         "Class B Conversion" in the Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES?  Class C shares are sold at net asset value per share without an initial sales charge.  However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds.  The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares.  The Fund has adopted a Service Plan for Class A shares. It reimburses the
         Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares.  Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund.  The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares.  The Fund has adopted Distribution and Service
         Plans for Class B and Class C shares to compensate the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts.  Under the plans, the Fund pays the
         Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares and on Class C shares.  The Distributor also receives a service fee of 0.25% per year under each plan.

         The asset-based sales charge and service fees increase Class B and Class C expenses by  1.00% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

         The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares.  The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer.  After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis. The Distributor retains the service fees for accounts for which it renders the required personal services.

         The Distributor currently pays sales concessions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale.  Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00%
         of the purchase price.  The Distributor retains the Class B asset-based sales charge.

         The Distributor currently pays sales concessions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale.  Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price.  The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more.

Special Investor Services

ACCOUNTLINK.  You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
     o   transmit funds electronically to purchase shares by telephone (through a service representative or by
         PhoneLink) or automatically under Asset Builder Plans, or
     o   have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

         You can purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457.  The purchase payment will be debited from your bank account.

         AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK.  PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone.  PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special
PhoneLink number, 1.800.533.3310.

Purchasing Shares.  You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.533.3310.  You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

Exchanging Shares.  With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

Selling Shares.  You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account.  Please refer to "How to Sell Shares,"
         below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX?  You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier).  Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE.  You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at WWW.OPPENHEIMERFUNDS.COM. Additionally, shareholders listed in the
                                             ------------------------
account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. number and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS.  The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE.  If you redeem some or all of your Class A or Class B shares of the Fund, you have up to six months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge.  This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them.  This privilege does not apply to Class C shares.  You must be sure to ask the
Distributor for this privilege when you send your payment.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day.  Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent.  The Fund lets you sell your shares by writing a letter, by using the Fund's checkwriting privilege or by telephone.  You can also set up Automatic
Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1.800.525.7048, for assistance.

Certain Requests Require a Signature Guarantee.  To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
     o   You wish to redeem more than $100,000 and receive a check
     o   The redemption check is not payable to all shareholders listed on the account statement
     o   The redemption check is not sent to the address of record on your account statement
     o   Shares are being transferred to a Fund account with a different owner or name
     o   Shares are being redeemed by someone (such as an Executor) other than the owners

Where Can You Have Your Signature Guaranteed?  The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
     o   A  U.S. bank, trust company, credit union or savings association,
     o   A foreign bank that has a U.S. correspondent bank,
     o   A  U.S. registered dealer or broker in securities, municipal securities or government securities, or
     o   A  U.S. national securities exchange, a registered securities association or a clearing agency.
         If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

HOW DO YOU SELL SHARES BY MAIL?  Write a "letter of instructions" that includes:
     o   Your name
     o   The Fund's name
     o   Your Fund account number (from your account statement)
     o   The dollar amount or number of shares to be redeemed
     o   Any special payment instructions
     o   Any share certificates for the shares you are selling
     o   The signatures of all registered owners exactly as the account is registered, and
     o   Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

------------------------------------------------------------ ---------------------------------------------------------
Use the following address for                                Send courier or express mail
requests by mail:                                            requests to:
OppenheimerFunds Services                                    OppenheimerFunds Services
P.O. Box 5270                                                10200 E. Girard Avenue, Building D
Denver, Colorado 80217-5270                                  Denver, Colorado 80231
------------------------------------------------------------ ---------------------------------------------------------

HOW DO YOU SELL SHARES BY TELEPHONE?  You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days.  You may not redeem shares held under a share certificate by telephone.

     o   To redeem shares through a service representative, call 1.800.852.8457
     o   To redeem shares automatically on PhoneLink, call 1.800.533.3310

         Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed By Telephone?

o        Telephone Redemptions Paid by Check.  Up to $100,000 may be redeemed by telephone in any seven  day period.  The check must be payable to all owners of record of the shares and must be sent to the address on the account statement.  This service is not available within 30 days of changing the address on an account.

o        Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink.  Normally the ACH transfer to your bank is initiated on the business day after the redemption.  You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

CHECKWRITING.  To write checks against your Fund account, request that privilege on your account Application, or contact the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner.  If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1.800.525.7048 to request checkwriting for an account in this Fund with the same registration as the other account.
     o   Checks can be written to the order of whomever you wish, but may not be cashed at the  bank the checks are payable through or the Fund's custodian bank.
     o   Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
     o   Checks must be written for at least $100.
     o   Checks cannot be paid if they are written for more than your account value.  Remember, your shares fluctuate in value and you should not write a check close to the total account value.
     o   You may not write a check that would require the Fund to redeem shares that were purchased by check or
         Asset Builder Plan payments within the prior ten (10) days.
     o   Don't use your checks if you changed your Fund account number, until you receive new checks.

CAN YOU SELL SHARES THROUGH YOUR DEALER?  The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers.  Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS.  If you purchase shares subject to a Class A, Class B or Class C contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds
(unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the
Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request).

         A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value.  A contingent deferred sales charge is not imposed on:
     o   the amount of your account value represented by an increase in net asset value over the initial purchase price,
     o   shares purchased by the reinvestment of dividends or capital gains distributions, or
     o   shares redeemed in the special circumstances described in Appendix C to the Statement of Additional
         Information.

         To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
     (1) shares acquired by reinvestment of dividends and capital gains distributions,
     (2) shares held for the holding period that applies to that class, and
(3)      shares held the longest during the holding period.

         Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds.  However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire.  Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge.  Shares of the Fund can be purchased by exchange of shares of other
Oppenheimer funds on the same basis.  To exchange shares, you must meet several conditions:
     o   Shares of the fund selected for exchange must be available for sale in your state of residence.
     o   The prospectuses of both funds must offer the exchange privilege.
     o   You must hold the shares you buy when you establish your account for at least seven (7) days before you can exchange them. After the account is open seven (7) days, you can exchange shares every regular business day.
     o   You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
     o   Before exchanging into a fund, you must obtain and read its prospectus.

         Shares of a particular class of the Fund may be exchanged only for shares of the same class in  the other Oppenheimer funds.  For example, you can exchange Class A shares of this Fund only for Class A shares of another fund.  In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional
Information for more details.

         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of
Additional Information or obtain one by calling a service representative at 1.800.525.7048.  That list can change from time to time.

HOW DO YOU SUBMIT EXCHANGE REQUESTS?  Exchanges may be requested in writing or by telephone:

Written Exchange Requests.  Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account.  Send it to the Transfer Agent at the address on the back cover.  Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457, or by using PhoneLink for automated exchanges by calling 1.800.533.3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address.
         Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES?  There are certain exchange policies you should be aware of:
     o   Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above.  It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days.  However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of multiple exchange requests from a
         "market timer" might require the Fund to sell securities at a disadvantageous time and/or price.
     o   The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing."  When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, the Manager and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that the Manager believes to be a market timer.
     o   Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
     o   The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.
     o   If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is continued
in the Statement of Additional Information.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so be applicable law.  If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions where reasonably believed to be genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form.  From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Dealers that can perform account transactions for their clients by participating in NETWORKING  through the
         National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares.  The redemption value of your shares may be more or less than their original cost.

Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or through AccountLink (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange
         Commission, payment may be delayed or suspended.  For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared.  That delay may be as much as 10 days from the date the shares were purchased.  That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer
         Agent that your purchase payment has cleared.

Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.

"Backup withholding" of Federal personal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social
         Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

         If you want to receive multiple copies of these materials, you may call the Transfer Agent at
         1.800.525.7048. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS.  The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees.  Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

         The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. Dividends and distributions paid on Class A shares will generally be higher than for
Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or distributions.

CAPITAL GAINS.  Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities.  If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year.  The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.  Long-term capital gains will be separately identified in the tax information the
Fund sends you after the end of the calendar year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS?  When you open your account, specify on your application how you want to receive your dividends and distributions.  You have four options:

Reinvest All Distributions in the Fund.  You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

Reinvest Dividends or Capital Gains.  You can elect to reinvest one type of distribution (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving other types of distributions by check or having them sent to your bank account through AccountLink.

Receive All Distributions in Cash.  You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.

Reinvest Your Distributions in Another OppenheimerFunds Account.  You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

TAXES.  Dividends paid from net investment income earned by the Fund on municipal securities will be excludable from gross income for federal personal income tax purposes.  A portion of a dividend that is derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the alternative minimum tax. If the Fund earns interest on taxable investments, any dividends derived from those earnings will be taxable as ordinary income to shareholders.

         Dividends paid by the Fund from interest it receives from New York municipal securities will be exempt from New York State and New York City personal income taxes.  Dividends paid from municipal securities of other issuers normally will be treated as taxable ordinary income subject to New York State and City personal income taxes.  Distributions of any net long-term capital gains distribution will be taxable as ordinary income for New
York State and City personal income tax purposes.

         Dividends and capital gains distributions may be subject to state or local taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders.  It does not matter how long you have held your shares.  Dividends paid from short-term capital gains are taxable as ordinary income. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.  Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income.

Remember, There May be Taxes on Transactions.  Even though the Fund seeks to distribute tax-exempt income to shareholders, you may have a capital gain or loss when you sell or exchange your shares.  A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.  Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur.  In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders.  If that occurs, it will be identified in notices to shareholders.

         This information is only a summary of certain federal personal income tax information about your investment.  You should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of
Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS

Year           Year
Ended          Ended
                                                                                                   July
31,       Dec. 31,
Class A                                            2000          1999          1998           1997
1996(1)           1995
===============================================================================================================================

Per Share Operating Data

Net asset value, beginning of period             $10.02        $10.27        $10.24         $ 9.74
$9.98          $8.93
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .52           .52           .51            .55
 .32            .54
Net realized and unrealized gain (loss)            (.61)         (.25)          .04            .49
(.25)          1.06

------------------------------------------------------------------------------
Total income (loss) from
investment operations                              (.09)          .27           .55           1.04
 .07           1.60
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income               (.52)         (.52)         (.52)          (.54)
(.31)          (.54)
Dividends in excess of net
investment income                                    --            --            --             --
--           (.01)
Distributions from net realized gain               (.06)           --            --             --
--             --

------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                    (.58)         (.52)         (.52)          (.54)
(.31)          (.55)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 9.35        $10.02        $10.27         $10.24
$9.74          $9.98

==============================================================================

===============================================================================================================================
Total Return, at Net Asset Value(2)               (0.85)%        2.57%         5.55%         10.97%
0.77%         18.28%

===============================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)       $482,152      $568,673      $579,570       $586,546
$590,299       $634,473
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $515,007      $587,197      $581,630       $582,624
$606,509       $569,859
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                              5.54%         5.00%         5.00%          5.55%
5.58%          5.65%
Expenses                                           0.90%         0.87%         0.87%(4)       0.87%(4)
0.92%(4)       0.88%(4)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              14%           18%           21%            24%
24%            25%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

 | OPPENHEIMER MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS  Continued

Year          Year

Ended         Ended
                                                                                                         July
31,      Dec. 31,
Class B                                              2000          1999          1998          1997
1996(1)          1995
===============================================================================================================================

Per Share Operating Data

Net asset value, beginning of period               $10.00        $10.25        $10.22        $ 9.73
$9.96         $8.92
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .43           .44           .43           .47
 .27           .47
Net realized and unrealized gain (loss)              (.60)         (.25)          .04           .48
(.23)         1.05

----------------------------------------------------------------------------
Total income (loss) from investment
operations                                           (.17)          .19           .47           .95
 .04          1.52
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                 (.44)         (.44)         (.44)         (.46)
(.27)         (.47)
Dividends in excess of net
investment income                                      --            --            --            --
--          (.01)
Distributions from net realized gain                 (.06)           --            --            --
--            --

----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      (.50)         (.44)         (.44)         (.46)
(.27)         (.48)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 9.33        $10.00        $10.25        $10.22
$9.73         $9.96

============================================================================

===============================================================================================================================
Total Return, at Net Asset Value(2)                 (1.62)%        1.78%         4.75%        10.05%
0.43%        17.30%

===============================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)          $57,204       $90,022       $91,677       $83,897
$74,055       $72,488
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $70,072       $96,352       $88,531       $77,881
$73,047       $63,669
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                4.75%         4.22%         4.21%         4.76%
4.79%         4.84%
Expenses                                             1.67%         1.65%         1.65%(4)      1.65%(4)
1.70%(4)      1.68%(4)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                14%           18%           21%           24%
24%           25%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

 | OPPENHEIMER MUNICIPAL BOND FUND

                                                                                                 Year
Year
                                                                                                Ended        Ended
                                                                                             July 31,     Dec. 31,
Class C                                           2000       1999       1998         1997     1996(1)      1995(2)
==================================================================================================================

Per Share Operating Data

Net asset value, beginning of period            $10.00     $10.25     $10.22       $ 9.73       $9.96        $9.58
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .44        .44        .43          .46         .27          .15
Net realized and unrealized gain (loss)           (.61)      (.25)       .04          .49        (.23)         .39
                                                ------------------------------------------------------------------
Total income (loss) from investment
operations                                        (.17)       .19        .47          .95         .04          .54
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income              (.44)      (.44)      (.44)        (.46)       (.27)
(.15)
Dividends in excess of net
investment income                                   --         --         --           --          --
(.01)
Distributions from net realized gain              (.06)        --         --           --          --           --
                                                ------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                   (.50)      (.44)      (.44)        (.46)       (.27)
(.16)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $ 9.33     $10.00     $10.25       $10.22       $9.73        $9.96
                                                ==================================================================

==================================================================================================================
Total Return, at Net Asset Value(3)              (1.62)%     1.78%      4.75%       10.03%       0.40%
5.64%

==================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)       $12,173    $18,621    $12,857       $8,648      $4,210       $1,975
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $14,497    $16,868    $10,655       $5,724      $3,105       $1,506
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                             4.76%      4.22%      4.30%        4.72%       4.72%
4.49%
Expenses                                          1.67%      1.65%      1.64%(5)     1.67%(5)    1.75%(5)
1.64%(5)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             14%        18%        21%          24%         24%
25%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. For the period from August 29, 1995 (inception of offering) to December 31,
1995.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

 | OPPENHEIMER MUNICIPAL BOND FUND

INFORMATION AND SERVICES

For More Information on
Oppenheimer New York Municipal Fund

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations.  It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders.  The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information

You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

------------------------------------------------------------ ---------------------------------------------------------
By Telephone:                                                Call OppenheimerFunds Services toll-free:
                                                             1.800.525.7048
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
By Mail:                                                     Write to:
                                                             OppenheimerFunds Services
                                                             P.O. Box 5270
                                                             Denver, Colorado 80217-5270
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
On the Internet:                                             You can send us a request by e-mail or can read or
                                                             download documents on the OppenheimerFunds website:
                                                             WWW.OPPENHEIMERFUNDS.COM
                                                             ------------------------
------------------------------------------------------------ ---------------------------------------------------------
Information about the Fund including the Statement of Additional Information can be reviewed and copied at the
SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the
EDGAR database on the SEC's Internet website at WWW.SEC.GOV. Copies may be obtained after payment of a
                                                -----------
duplicating fee by electronic request at the SEC's e-mail address: PUBLICINFO@SEC.GOV or by writing to the SEC's
                                                                   ------------------
Public Reference Section, Washington D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the
Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

                                                                     The Fund's shares are distributed by:
The Fund SEC File No. 811-4054                                       (logo)OppenheimerFunds Distributor, Inc.
PR0360.001.0102
Printed on recycled paper.

                                           APPENDIX TO THE PROSPECTUS OF
                                        OPPENHEIMER NEW YORK MUNICIPAL FUND

         Graphic material included in the Prospectus of Oppenheimer New York Municipal Fund ("the Fund") "Annual
Total Returns (Class A)(% as of 12/31 each year)":

         A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the ten most recent calendar years, without deducting sales charges.  Set forth below are the relevant data points that will appear in the bar chart:

------------------------------------------------ -------------------------------------------------
             Calendar Year Ended:                              Annual Total Returns
------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------
12/31/92                                                               9.64%
------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------
12/31/93                                                              13.15%
------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------
12/31/94                                                              -8.79%
------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------
12/31/95                                                              17.62%
------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------
12/31/96                                                              4.13%
------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------
12/31/97                                                              9.16%
------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------
12/31/98                                                              5.83%
------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------
12/31/99                                                              -4.46%
------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------
12/31/00                                                              11.35%
------------------------------------------------ -------------------------------------------------
------------------------------------------------ -------------------------------------------------
12/31/01                                                              4.46%
------------------------------------------------ -------------------------------------------------